ADVANCED SERIES TRUST
THE PRUDENTIAL SERIES FUND
PRUDENTIAL’S GIBRALTAR FUND, INC.

Supplement dated May 13, 2013 to the current Statement of Additional Information (SAI)

of each of the Funds named above.

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Effective May 13, 2013, Bruce Karpati has been appointed as Chief Compliance Officer for Advanced Series Trust, the Prudential Series Fund, and Prudential’s Gibraltar Fund, Inc. (the “Funds”). To reflect Mr. Karpati’s appointment, the biographical information table for officers of the Funds appearing in the SAI of each Fund is hereby amended by including the following biographical information for Mr. Karpati.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential's Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities & Exchange Commission.

All references and information pertaining to Valerie M. Simpson appearing in each SAI are hereby deleted.

GENFUNDSAISUP1